Exhibit 10.20

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT FEDEX TREATS AS PRIVATE OR CONFIDENTIAL.

Supplemental Agreement No. 4

to

Purchase Agreement No. 3157

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 777-FREIGHTER Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 9th day of January 2009, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H :

WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (the Aircraft); and

WHEREAS, Customer desires to re-schedule the delivery of certain Aircraft as follows;

Current Delivery Month per SA # 3	Revised Delivery Month
[ * ]	[ * ]
[ * ]	[ * ]

WHEREAS, Customer desires to exercise fifteen (15) Option Aircraft, in accordance with Letter Agreement 6-1162-RCN-1789, hereinafter defined as the Block B Aircraft, and re-schedule the deliveries of the Block B Aircraft as follows;

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Supplemental Agreement 4 to

Purchase Agreement No. 3157

Current Delivery Month per SA # 3 (attachment to 6-1162-RCN-1789)	Revised Delivery Month (Block B Aircraft)
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

WHEREAS, Customer desires to add fifteen (15) new Option Aircraft to the Purchase Agreement with delivery months as follows;

Delivery Month for new Option Aircraft
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

S4-2

Supplemental Agreement 4 to

Purchase Agreement No. 3157

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.	Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents attached hereto to reflect the changes made by this Supplemental Agreement No. 4.

2.	Remove and replace, in its entirety, Table 1 to the Purchase Agreement with the revised Table 1 attached hereto to reflect the reschedule of two (2) Aircraft from [ * ] to [ * ].

3.

Customer hereby exercises its option for all fifteen (15) of the Block B Aircraft, and Boeing hereby acknowledges and confirms such exercise. A new Table 1B attached hereto is added to the Purchase Agreement to incorporate the revised delivery dates and pricing of the Block B Aircraft.

3.1

Boeing hereby acknowledges Customer has previously paid deposits for the Block B Aircraft in the amount of $[ * ] per Aircraft, which amount shall be credited by Boeing to the one percent (1%) advance payment due at signing of this Supplemental Agreement No. 4 with respect to the exercise of the option for the Block B Aircraft. [ * ]

3.2

Customer and Boeing agree that the Block B Aircraft will be subject to and benefit from the same terms and conditions as the Aircraft except as set forth herein and in writing signed by the authorized representatives of the parties.

3.3

Customer and Boeing agree that Letter Agreement 6-1162-RCN-1790 “Special Matters” is applicable only to the Aircraft shown in Table 1 and a new Letter Agreement 6-1162-RRO-1066 “Special Matters for Block B Aircraft” is added and is applicable only to the Block B Aircraft.

3.4

Letter Agreement 6-1162-RRO-1068 titled “Special Provision — Block B Aircraft” is hereby added to the Purchase Agreement to reflect certain agreements between Customer and Boeing with respect to the Block B Aircraft.

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

S4-3

Supplemental Agreement 4 to

Purchase Agreement No. 3157

4.	Letter Agreement 6-1162-RRO-1062 titled “Option Aircraft” is hereby added to the Purchase Agreement to incorporate the fifteen (15) new Option Aircraft.

4.1

Customer and Boeing agree that Option Aircraft, once exercised, will be subject to and benefit from the same terms and conditions as the Aircraft unless expressly provided otherwise in a writing signed by the authorized representatives of the parties.

5.

Letter Agreement 6-1162-RRO-1067 titled “Special Matters for Options as detailed in Letter Agreement 6-1162-RRO-1067” is added to the Purchase Agreement and is applicable only to the Option Aircraft under Letter Agreement 6-1162-RRO-1062.

6.	Remove and replace, in its entirety, Letter Agreement 6-1162-RCN-1798 to the Purchase Agreement with Letter Agreement 6-1162-RCN-1798R1 attached hereto to reflect that [ * ].

7.	Exhibit A1 is hereby added to the Purchase Agreement to incorporate a revised Detail Specification for the Block B Aircraft.

8.	Remove and replace, in its entirety, Exhibit A to the Purchase Agreement with the revised Exhibit A attached hereto to reflect the Parties agreement and understanding.

9.

Letter Agreement 6-1162-RRO-1065 titled “Block B Aircraft Performance Guarantees” is hereby added to the Purchase Agreement, and incorporated by reference into Letter Agreement 6-1162-RCN-1785, to reflect revised performance guarantees applicable to the Block B Aircraft.

10.	[ * ]

11.	[ * ]

12.

Boeing and Customer agree that dollar-day neutral means that for each day the payment of a dollar of advance payments is deferred, payment of another dollar of advance payments is accelerated one day. For the avoidance of doubt, it is further agreed that the dollar day concept (neutral) is only applicable to Aircraft advance payments (also referred to as pre delivery payments — PDPs) and can not be used for Aircraft deposits nor Aircraft final/delivery payments unless specifically agreed to in writing by Boeing.

13.	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

S4-4

Supplemental Agreement 4 to

Purchase Agreement No. 3157

14.

This Supplemental Agreement shall not be effective unless and until, and the matters expressed herein are expressly conditioned upon, Customer receiving approval from the board of directors of Customer’s parent company, FedEx Corporation. Should such approval not be granted and confirmed in writing by Customer to Boeing by no later than January 14, 2009, this Supplemental Agreement shall automatically terminate and be null and void in all respects, and neither party shall owe any obligation to the other party with respect to the matters expressed herein; provided, however, no such termination shall otherwise impact the parties’ rights and obligations existing under the Purchase Agreement prior to this Supplemental Agreement. For the sake of clarity, neither party shall be deemed to be in default hereunder for failing to have performed any obligation created under this Supplement Agreement, including without limitation any payment obligation, prior to the receipt by Boeing of the aforementioned written confirmation.

EXECUTED as of the day and year first above written.

THE BOEING COMPANY			FEDERAL EXPRESS CORPORATION

By:	/s/ Richard R. Ochs		By:	/s/ Phillip C. Blum

	Its:	Attorney-In-Fact		Its:	Vice President — Aircraft Acquisitions/SAO

S4-5

TABLE OF CONTENTS

SA NUMBER

ARTICLES

1. Quantity, Model and Description

2. Delivery Schedule

3. Price

4. Payment

5. Miscellaneous

TABLE

1. Aircraft Information Table	4

1B Block B Aircraft Information Table	4

EXHIBIT

A. Aircraft Configuration	4

A1. Aircraft Configuration (Block B Aircraft)	4

B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1. Escalation Adjustment/Airframe and Optional Features

CS1. Customer Support Variables

EE1. Engine Escalation/Engine Warranty and Patent Indemnity

SLP1. Service Life Policy Components

P.A. No. 3157	SA4

1

LETTER AGREEMENT		SA NUMBER

3157-01	777 Spare Parts Initial Provisioning

3157-02	Demonstration Flight Waiver

6-1162-RCN-1785	[ * ]

6-1162-RCN-1789	Option Aircraft Attachment to Letter 6-1162-RCN-1789	Exercised in SA # 4

6-1162-RCN-1790	Special Matters

6-1162-RCN-1791	Performance Guarantees	4

6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay

6-1162-RCN-1793	Open Configuration Matters

6-1162-RCN-1795	AGTA Amended Articles

6-1162-RCN-1796	777 First-Look Inspection Program

6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4

6-1162-RCN-1798 R1	777 Boeing Converted Freighter	4

6-1162-RCN-1799	[ * ]

6-1162-RRO-1062	Option Aircraft	4

6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4

6-1162-RRO-1066	Special Matters for Block B Aircraft	4

6-1162-RRO-1067	Special Matters for Option Aircraft detailed in

	Letter Agreement 6-1162-RRO-1062	4

6-1162-RRO-1068	Special Provision — Block B Aircraft	4

P.A. No. 3157		SA4

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

2

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

P.A. No. 3157	SA4

3

Exhibit A to

Purchase Agreement No. 3157

AIRCRAFT CONFIGURATION

Dated January 9, 2009

relating to

BOEING MODEL 777-FREIGHTER AIRCRAFT

Customer Detail Specification is D019W007FED7F-1, Rev NEW. Such Detail Specification will be comprised of Boeing Configuration Specification D019W007-Rev B dated as of May 30, 2008, and as amended to incorporate the Options attached hereto. As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification.

Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

Supplemental Agreement No. 4

Exhibit A / A1 to

Purchase Agreement No. 3157

		2006$	2006$
		15 A/P’S	Block B A/C
		Price	Price
CR	Title	Per A/C	Per A/C
0110-000039	MAJOR MODEL 777 AIRPLANE	[ * ]	[ * ]
0110B750A90	MINOR MODEL 777 FREIGHTER AIRPLANE	[ * ]	[ * ]
0220-000040	FAA TYPE CERTIFICATION	[ * ]	[ * ]
0221-000002	DISPATCH WITH GEAR EXTENDED FOR REVENUE FLIGHT	[ * ]	[ * ]
0221B401A44	ENGINE INOPERATIVE TEN MINUTE TAKEOFF THRUST OPERATION	[ * ]	[ * ]
0228-000032	OPERATIONS MANUAL IN FAA FORMAT	[ * ]	[ * ]
0228C417D40	AIRPLANE FLIGHT MANUAL	[ * ]	[ * ]
0229C608D26	PERFORMANCE - CERTIFICATION FOR OPERATION AT AIRPORTS WITH PRESSURE ALTITUDES UP TO 9800 FEET AND AUTOPILOT CAPABILITY AT AIRPORTS WITH A MAXIMUM FIELD ELEVATION OF 8,500 FEET	[ * ]	[ * ]
0252B299A35	INSTRUMENTATION, AIRPLANE AND FUEL MEASURING STICK MANUALS IN ENGLISH UNITS - TEMPERATURE IN DEGREES CELSIUS	[ * ]	[ * ]
0315C417D42	CERTIFIED OPERATIONAL WEIGHTS AND STRUCTURAL DESIGN WEIGHT- 777-FREIGHTER	[ * ]	[ * ]
1110C874H30	EXTERIOR COLOR SCHEME AND MARKINGS - ENGINE NACELLES COLOR	[ * ]	[ * ]
1110C874H32	EXTERIOR COLOR SCHEME AND MARKINGS	[ * ]	[ * ]
1137C703A41	CARGO MARKINGS - FORWARD CARGO COMPARTMENT	[ * ]	[ * ]
1138C703A42	CARGO MARKINGS - AFT CARGO COMPARTMENT	[ * ]	[ * ]
1139C703A40	CARGO MARKINGS - MAIN DECK CARGO COMPARTMENT	[ * ]	[ * ]
2210-000003	AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	[ * ]	[ * ]
2210-000030	AUTOFLIGHT - THREE DIGIT MACH NUMBER ON MODE CONTROL PANEL	[ * ]	[ * ]
2210-000036	AUTOFLIGHT - HEADING HOLD AT AUTOPILOT COMMAND ENGAGE	[ * ]	[ * ]
2210C594A11	AUTOFLIGHT - ENABLE LNAV ENGAGEMENT ON TAKEOFF GO-AROUND	[ * ]	[ * ]
2311-000137	HF COMMUNICATIONS - PARTIAL PROVISIONS FOR DUAL ARINC 753 HF DATALINK	[ * ]	[ * ]
2311B401A30	HF COMMUNICATIONS- ARINC 753 DUAL HF TRANSCEIVERS - AIRPLANE INFORMATION MANAGEMENT SYSTEM (AIMS) - HF DATALINK ACTIVATION - AIRLINE OPERATIONAL COMMUNICATIONS ONLY	[ * ]	[ * ]
2311B401A39	HF COMMUNICATIONS - EQUIPMENT INSTALLATION OF DUAL ROCKWELL HF VOICE/DATA TRANSCEIVERS - P/N 822-0990-004 AND DIGITAL HF COUPLERS - P/N 822-0987-004 BFE/SPE	[ * ]	[ * ]
2312-000703	VHF COMMUNICATIONS - ACTIVATION OF 8.33 KHZ CHANNEL SPACING	[ * ]	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Supplemental Agreement No. 4

Exhibit A / A1 to

Purchase Agreement No. 3157

		2006$	2006$
		15 A/P’S	Block B A/C
		Price	Price
CR	Title	Per A/C	Per A/C
2312B401A87	VHF COMMUNICATIONS - EQUIPMENT INSTALLATION OF TRIPLE ROCKWELL ARINC 750 VHF-2100 TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING, VDL MODE 2, AND CMC INTERFACE CAPABILITY - P/N 822-1287-101 - BFE/SPE	[ * ]	[ * ]
2315C581A25	SATCOM - AVIONICS EQUIPMENT INSTALLATION - ARINC 781 AERO-H+ AND SWIFTBROADBAND - THALES TOPFLIGHT SERIES - BFE/SPE	[ * ]	[ * ]
2315C988A06	SATCOM - ANTENNA EQUIPMENT INSTALLATION - ARINC 781 COMPACT HIGH GAIN ANTENNA - CHELTON HGA-7001 ANTENNA SYSTEM WITH TYPE F DIPLEXER - FREIGHTER - BFE/SPE	[ * ]	[ * ]
2321-000050	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N 1200008-000 - BFE/SPE	[ * ]	[ * ]
2322C926A04	AIRCRAFT COMMUNICATIONS ADDRESSING AND REPORTING SYSTEM (ACARS) - AIRPLANE INFORMATION MANAGEMENT SYSTEM (AIMS) ACTIVATION - VHF DATALINK MODE 2	[ * ]	[ * ]
2324C164C74	EMERGENCY LOCATOR TRANSMITTER - FIXED/AUTOMATIC INSTALLATION - ELTA P/N 01N65900 - BFE	[ * ]	[ * ]
2351-000033	HAND HELD MICROPHONE - CAPTAIN AND FIRST OFFICER - ELECTROVOICE - P/N 903-1342 - BFE/SPE	[ * ]	[ * ]
2351-000035	HAND HELD MICROPHONE - FIRST OBSERVER - ELECTROVOICE - P/N 903-1342 - BFE/SPE	[ * ]	[ * ]
2351-000042	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THREE POSITION	[ * ]	[ * ]
2351-000044	AUDIO CONTROL PANEL - SECOND OBSERVER	[ * ]	[ * ]
2351A213B78	BOOM MICROPHONE HEADSETS - CAPTAIN, FIRST OFFICER AND FIRST OBSERVER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	[ * ]	[ * ]
2351A213B79	BOOM MICROPHONE HEADSET - SECOND OBSERVER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	[ * ]	[ * ]
2371-000092	SOLID STATE VOICE RECORDER ED56A P/N 980-6022-001 - AND SOLID STATE REMOTE AREA MICROPHONE P/N 980-6115-001 & CONTROL PANEL ED56A P/N 980-6117-004- HONEYWELL- 2 HOUR RECORDING TIME. BFE/SPE	[ * ]	[ * ]
2431-000013	NO BATTERY POWERED POSITION LIGHTS AND DC BACKUP POWER - TOWING OPERATION	[ * ]	[ * ]
2454C608E40	AC POWER OUTLETS - INSTALLATION IN FLIGHT DECK BY THE SECOND OBSERVER’S SEAT - UK STYLE OUTLET WITH IN-SEAT POWER SUPPLY (ISPS) - ASTRONICS 110 VAC	[ * ]	[ * ]
2454C896A15	POWER OUTLETS - INSTALLATION - ADDITIONAL ELECTRICAL POWER SUPPLIES NEAR THE SUPERNUMERARY SEATS FOR THE USE OF PERSONAL COMPUTERS - ASTRONICS 110 VAC	[ * ]	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Supplemental Agreement No. 4

Exhibit A / A1 to

Purchase Agreement No. 3157

		2006$	2006$
		15 A/P’S	Block B A/C
		Price	Price
CR	Title	Per A/C	Per A/C
2513A552A92	FLIGHT COMPARTMENT ASHTRAYS - DO NOT INSTALL	[ * ]	[ * ]
2513B299A22	MISCELLANEOUS STOWAGE - PILOT CONSOLES - FLIGHT DECK	[ * ]	[ * ]
2519C898D77	CURTAIN - INSTALLATION - ACOUSTIC AND LIGHT IMPROVEMENT - FLIGHT DECK	[ * ]	[ * ]
2524C204D42	FULL HEIGHT STOWAGE UNIT - FLOOR MOUNTED - AFT OF THE LAVATORY	[ * ]	[ * ]
2524C204D43	MID HEIGHT STOWAGE UNIT - FLOOR MOUNTED	[ * ]	[ * ]
2524C204D44	OVERHEAD STOWAGE UNIT - CEILING MOUNTED	[ * ]	[ * ]
2527C204G19	FLOOR COVERING - INSTALLATION - VINYL MAT THROUGHOUT THE SUPERNUMERARY AREA	[ * ]	[ * ]
2530C874E37	GALLEY INSERTS - SUPERNUMERARY COMPARTMENT	[ * ]	[ * ]
2530C896A10	GALLEY - SUPERNUMERARY COMPARTMENT	[ * ]	[ * ]
2552-000059	CARGO COMPARTMENT FULL FLOOR - AFT LOWER HOLD CARGO COMPARTMENT	[ * ]	[ * ]
2552-000083	CARGO COMPARTMENT FULL FLOOR - FORWARD CARGO COMPARTMENT	[ * ]	[ * ]
2552-000318	SLOPING SIDEWALL - FORWARD CARGO COMPARTMENT - 0.050-INCH-THICK BMS 8-223	[ * ]	[ * ]
2552-000319	SLOPING SIDEWALL - AFT CARGO COMPARTMENT - 0.050-INCH-THICK BMS 8-223	[ * ]	[ * ]
2557C703A39	MAIN DECK CARGO HANDLING - PAINTED NON-SKID WALKWAYS	[ * ]	[ * ]
2558C703A34	MAIN DECK CARGO RESTRAINTS - REMOVE CENTERLINE LOADING HARDWARE- SFE	[ * ]	[ * ]
2558C703A36	MAIN DECK CARGO RESTRAINTS - CIVIL RESERVE AIR FLEET (CRAF) CONFIGURATION - PROVISIONS	[ * ]	[ * ]
2558C703A54	MAIN DECK CARGO RESTRAINTS - ADDITIONAL CAPABILITY FOR 14 AYY CONTAINERS	[ * ]	[ * ]
2560-000207	HALON FIRE EXTINGUISHER - FLIGHT DECK - WALTER KIDDE	[ * ]	[ * ]
2560C204E95	PROTECTIVE BREATHING EQUIPMENT - FLIGHT DECK - AVOX	[ * ]	[ * ]
2560C204E99	CREW LIFE VESTS - FLIGHT DECK, WITH SECOND OBSERVER - AIR CRUISERS	[ * ]	[ * ]
2562C204F36	LIFE VESTS - SUPERNUMERARY - AIR CRUISERS	[ * ]	[ * ]
2562C874H27	EMERGENCY LOCATOR TRANSMITTER - PORTABLE	[ * ]	[ * ]
2564C204F02	PROTECTIVE BREATHING EQUIPMENT - SUPERNUMERARY - AVOX	[ * ]	[ * ]
2564C204G43	FIRST AID KIT - FAA	[ * ]	[ * ]
2564C874E39	PORTABLE OXYGEN BOTTLE W/ FULL FACE MASK - AVOX SYSTEMS INC - BFE	[ * ]	[ * ]
2564C874E40	HALON FIRE EXTINGUISHER - AMEREX - BFE	[ * ]	[ * ]
2564C874G77	FLASHLIGHT DELETION - SUPERNUMERARY	[ * ]	[ * ]
2564C874G78	PORTABLE OXYGEN W/MASK - AVOX SYSTEMS INC - BFE/SPE	[ * ]	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Supplemental Agreement No. 4

Exhibit A / A1 to

Purchase Agreement No. 3157

		2006$	2006$
		15 A/P’S	Block B A/C
		Price	Price
CR	Title	Per A/C	Per A/C
2564C874H48	POLAR KIT STORAGE	[ * ]	[ * ]
2622-000017	ENGINE/APU FIRE EXTINGUISHER BOTTLES - COMMON BOTTLE	[ * ]	[ * ]
2625C896A09	FIRE EXTINGUISHING - TUBING AND DISCONNECTS FOR MAIN DECK SAX CONTAINERS	[ * ]	[ * ]
2821-000010	REFUELING ADAPTERS - RIGHT WING	[ * ]	[ * ]
2911-000003	AC MOTOR-DRIVEN HYDRAULIC PUMPS - EATON (VICKERS) S270T201-7	[ * ]	[ * ]
2911-000025	ENGINE-DRIVEN HYDRAULIC PUMPS - EATON (VICKERS) S271W110	[ * ]	[ * ]
3131-000187	DIGITAL FLIGHT DATA RECORDER - ALLIEDSIGNAL - 256 WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4700-042 BFE/SPE	[ * ]	[ * ]
3133B628B13	FLIGHT COMPARTMENT PRINTER - GRAPHICS CAPABLE (ARINC 744A) MULTIPORT THERMAL PRINTER WITH ARINC 429 AND ETHERNET PORTS - INSTALLATION	[ * ]	[ * ]
3135C174A06	QUICK ACCESS RECORDER (QAR) - PENNY AND GILES - WITH PCMCIA CARD - P/N D52000-64000 - BFE/SPE	[ * ]	[ * ]
3143-000013	AIMS AIRPLANE MODIFIABLE (AMI) SOFTWARE - INSTALLATION AFTER DELIVERY AND BEFORE FLYAWAY	[ * ]	[ * ]
3143A068A03	DUAL ELECTRONIC CHECKLIST DATABASE	[ * ]	[ * ]
3143A207D22	AIMS - SOFTWARE ACTIVATION - DISABLE ENTRY OF GROSS WEIGHT ON ““PERF INIT”” PAGE	[ * ]	[ * ]
3143C926A05	AIRPLANE INFORMATION MANAGEMENT SYSTEM (AIMS) - OPERATIONAL PROGRAM CONFIGURATION FILE ACTIVATION - FLIGHT INFORMATION DATALINK COMMUNICATIONS MENU - ARINC 623 AIR TRAFFIC SERVICE MESSAGES	[ * ]	[ * ]
3143C926A06	AIRPLANE INFORMATION MANAGEMENT SYSTEM (AIMS) - OPERATIONAL PROGRAM CONFIGURATION FILE ACTIVATION - MAINTENANCE ENHANCEMENT PACKAGE	[ * ]	[ * ]
3150A213A18	AURAL ADVISORY OF ALTITUDE APPROACH - FLIGHT DECK	[ * ]	[ * ]
3151-000042	FIREBELL AURAL WARNING - 1 SECOND ON, 9 SECONDS OFF	[ * ]	[ * ]
3151-000046	AUTOPILOT DISCONNECT - AURAL WARNING SIREN - AURAL WARNING AND MASTER WARNING LIGHT INHIBITED WHEN AUTOPILOT DISCONNECT SWITCH IS DOUBLE PRESSED QUICKLY	[ * ]	[ * ]
3151A065A47	RESETTABLE OVERSPEED AURAL WARNING - SIREN	[ * ]	[ * ]
3151A552C02	TAKEOFF CONFIGURATION CHECK SWITCH - FORWARD AISLE STAND PANEL	[ * ]	[ * ]
3151C175A07	FLIGHT MANAGEMENT COMPUTER (FMC) - CAUTION AND WARNING SYSTEMS - ACTIVATION - TAKEOFF RUNWAY DISAGREE ALERT	[ * ]	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Supplemental Agreement No. 4

Exhibit A / A1 to

Purchase Agreement No. 3157

		2006$	2006$
		15 A/P’S	Block B A/C
		Price	Price
CR	Title	Per A/C	Per A/C
3161-000002	DOOR SYNOPTIC AND EICAS MESSAGE - PASSENGER DOOR SLIDE/RAFT ARMING HANDLE POSITION INDICATION - AUTO, MANUAL AND AUTO/MANUAL MESSAGES	[ * ]	[ * ]
3161-000167	ANNUNCIATION FOR LOSS OF RIGHT OR LEFT FMCS - EICAS ADVISORY MESSAGE	[ * ]	[ * ]
3161-000168	FLIGHT DECK COMMUNICATIONS FUNCTION (FDCF) AUTOMATIC RESET - ACTIVATION	[ * ]	[ * ]
3161-000169	ANNUNCIATION FOR SATELLITE VOICE COMMUNICATION CAPABILITY - EICAS	[ * ]	[ * ]
3161-000170	ANNUNCIATION FOR DATALINK AVAILABILITY - EICAS	[ * ]	[ * ]
3161A425A45	VMO/MMO OVERSPEED EICAS STATUS MESSAGE AND VFE OVERSPEED EICAS STATUS MESSAGE WITH FLAP/SLAT POSITION SNAPSHOT - FLIGHT DECK	[ * ]	[ * ]
3162-000022	FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI	[ * ]	[ * ]
3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	[ * ]	[ * ]
3162-000036	LANDING ALTITUDE REFERENCE BAR - PRIMARY FLIGHT DISPLAY	[ * ]	[ * ]
3162-000040	BARO MINIMUMS POINTER - DISPLAYED ON SELECTION OF RADIO ALTITUDE MINMUMS - PRIMARY FLIGHT DISPLAY	[ * ]	[ * ]
3162-000044	TCAS RESOLUTION ADVISORY - VSI	[ * ]	[ * ]
3162-000051	ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR FLIGHT DIRECTOR MODE	[ * ]	[ * ]
3162-000060	MAP MODE ORIENTATION - HEADING UP - NAVIGATION DISPLAY	[ * ]	[ * ]
3162-000062	GRID HEADING - NAVIGATION DISPLAY	[ * ]	[ * ]
3162-000064	RANGE ARCS - NAVIGATION DISPLAY	[ * ]	[ * ]
3162-000084	TCAS 3 NM RANGE RING - NAVIGATION DISPLAY	[ * ]	[ * ]
3162-000211	VREF AND SELECTED FLAP POSITION - PRIMARY FLIGHT DISPLAY	[ * ]	[ * ]
3162-000218	GROUND SPEED - DISPLAYED BELOW AIRSPEED TAPE WHEN MACH NUMBER IS NOT DISPLAYED - PRIMARY FLIGHT DISPLAY	[ * ]	[ * ]
3162C594A07	NAVIGATION PERFORMANCE SCALES (NPS) AND REQUIRED NAVIGATION PERFORMANCE (RNP) ENHANCEMENTS - AIRPLANE INFORMATION MANAGEMENT SYSTEM (AIMS) - PRIMARY FLIGHT DISPLAY AND NAVIGATION DISPLAY	[ * ]	[ * ]
3162C594A22	PRIMARY FLIGHT DISPLAY - AIMS - VNAV SPEED BAND - ENABLE	[ * ]	[ * ]
3245B047A08	BRAKES - CARBON - HIGH CAPACITY - MESSIER-BUGATTI	[ * ]	[ * ]
3245B047A09	WHEELS AND TIRES - MAIN LANDING GEAR - HIGH GROSS WEIGHT WHEELS - MESSIER - BUGATTI - INSTALLATION WITH SFE 36 PR, 235 MPH RADIAL TIRES.	[ * ]	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Supplemental Agreement No. 4

Exhibit A / A1 to

Purchase Agreement No. 3157

		2006$	2006$
		15 A/P’S	Block B A/C
		Price	Price
CR	Title	Per A/C	Per A/C
3245B047A10	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - MESSIER - BUGATTI- INSTALLATION WITH SFE 32 PR, 235 MPH RADIAL TIRES	[ * ]	[ * ]
3324C198A28	PASSENGER INFORMATION SIGNS - NO SMOKING SIGN - PERMANENT ILLUMINATION AND NO SMOKING FLIGHT DECK SELECTOR SWITCH REMOVAL	[ * ]	[ * ]
3430B721B13	ILS/GPS MULTI-MODE RECEIVER (MMR) - GNSS LANDING SYSTEM (GLS) - PARTIAL PROVISIONS FOR GLS CAT I OPERATIONS	[ * ]	[ * ]
3430B866A33	ILS/GPS MULTI-MODE RECEIVER (MMR) - ROCKWELL COLLINS - P/N 822-1821-001 - BFE/SPE	[ * ]	[ * ]
3433-000032	RADIO ALTIMETER (RA) - ROCKWELL INTERNATIONAL CORP - P/N 822-0334-002 - BFE/SPE	[ * ]	[ * ]
3436C896A17	HEAD-UP DISPLAY (HUD) - SPACE AND PARTIAL WIRING PROVISIONS FOR COMMON HUD SYSTEM INSTALLATION WITH CONTROL DISPLAY UNIT INTERFACE	[ * ]	[ * ]
3436C896A18	ENHANCED VISION SYSTEM (EVS) - SPACE AND PARTIAL WIRING PROVISIONS WITH A COMMON HUD SYSTEM PROVISIONS	[ * ]	[ * ]
3436C896A19	FEDEX - HEAD UP DISPLAY (HUD) SYSTEM - EXPANDED WIRING, MOUNTING AND COOLING PROVISIONS FOR HUD COMPUTER AND ENHANCED FLIGHT VISION SYSTEM (EFVS) COMPUTER	[ * ]	[ * ]
3443C739A02	DUAL WEATHER RADAR SYSTEM - HONEYWELL INTERNATIONAL INC. - MODEL RDR-4000 WEATHER RADAR - INSTALLATION - BFE/SPE	[ * ]	[ * ]
3443C739A03	DUAL WEATHER RADAR CONTROL PANEL - RDR-4000 RADAR SYSTEM - HONEYWELL P/N 930-6101-001 - BFE/SPE	[ * ]	[ * ]
3445C594A55	TCAS SYSTEM - ACSS TCAS COMPUTER P/N 9003500-10901 - TCAS CHANGE 7 COMPLIANT - BFE/SPE	[ * ]	[ * ]
3446-000049	500 SMART CALLOUT INHIBITED	[ * ]	[ * ]
3446C174A14	ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - BANK ANGLE CALLOUT (VARIABLE CALLOUT BELOW 130 FT) - ENABLE	[ * ]	[ * ]
3446C608F25	GROUND PROXIMITY WARNING SYSTEM - MODE 6 ALTITUDE CALLOUTS - RADIO ALTIMETER AT 1000, 500, 100, 50, 40, 30, 20, 10 - ACTIVATION	[ * ]	[ * ]
3451-000022	VOR/MARKER BEACON - ROCKWELL RECEIVER P/N 822-0297-001 - BFE/SPE	[ * ]	[ * ]
3453C608E39	AUTOMATIC DEPENDENT SURVEILLANCE - BROADCAST (ADS-B) - ADS-B GUIDANCE DISPLAY - PARTIAL WIRING PROVISIONS	[ * ]	[ * ]
3453C608E55	AUTOMATIC DEPENDENT SURVEILLANCE - BROADCAST (ADS-B) - CDTI ARINC 429 BUS WIRING BETWEEN EFB AND TCAS PROCESSOR - PARTIAL WIRING PROVISIONS	[ * ]	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Supplemental Agreement No. 4

Exhibit A / A1 to

Purchase Agreement No. 3157

		2006$	2006$
		15 A/P’S	Block B A/C
		Price	Price
CR	Title	Per A/C	Per A/C
3453C896A24	ATC SYSTEM - ACSS ATC TRANSPONDER P/N 7517800-11009 ELS/EHS/ES AND TCAS CHANGE 7 COMPLIANT - GABLES CONTROL PANEL P/N G7156-01- BFE/SPE	[ * ]	[ * ]
3453C898E41	AIR TRAFFIC CONTROL TRANSPONDER SYSTEM - TRAFFIC COLLISION AND AVOIDANCE SYSTEM (TCAS) AIRPLANE PERSONALITY MODULE WIRING PROVISIONS	[ * ]	[ * ]
3455-000019	DISTANCE MEASURING EQUIPMENT (DME) - ROCKWELL INTERROGATOR P/N 822-0329-001 - BFE/SPE	[ * ]	[ * ]
3457-000214	AUTOMATIC DIRECTION FINDER (ADF) - DUAL SYSTEM - ROCKWELL ADF-900 SERIES - ADF RECEIVER P/N 822-0299-001; ADF ANTENNA P/N 822-5404-003 - BFE/SPE	[ * ]	[ * ]
3461A031A07	TAKE OFF 1 AND 2 DERATE PROMPTS IN FMC’S THRUST LIMIT PAGE - DELETE	[ * ]	[ * ]
3461A213A09	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NON-DIRECTIONAL RADIO BEACON (ADF) APPROACHES	[ * ]	[ * ]
3461A213A10	FMCS - ENHANCED FIX PAGE CAPABILITIES	[ * ]	[ * ]
3461A213A12	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- DISPLAY OF VERTICAL BEARING, FLIGHT PATH ANGLE (FPA) AND VERTICAL SPEED	[ * ]	[ * ]
3461A425A05	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - RUNWAY DISTANCE AND OFFSET POSITION SHIFT IN UNITS OF FEET	[ * ]	[ * ]
3461A425A08	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - FLIGHT CREW ALERTNESS MONITORING - ENABLE	[ * ]	[ * ]
3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED	[ * ]	[ * ]
3461A425A23	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- QUICK REFERENCE HANDBOOK (QRH) - TAKEOFF SPEEDS- DISPLAYED	[ * ]	[ * ]
3461C739A08	FMCS - PROVIDE REQUIRED NAVIGATION PERFORMANCE (RNP) VALUES WITH 0.3 NM APPROACH	[ * ]	[ * ]
3511-000012	REMOTE CREW OXYGEN FILL STATION	[ * ]	[ * ]
3511B873B93	CREW OXYGEN MASK - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - SECOND OBSERVER - EROS - BFE/SPE	[ * ]	[ * ]
3511B873B94	CREW OXYGEN MASK - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - FIRST OBSERVER - EROS - BFE/SPE	[ * ]	[ * ]
3511B873B95	CREW OXYGEN MASKS - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - CAPTAIN AND FIRST OFFICER - EROS - BFE/SPE	[ * ]	[ * ]
3511C874C91	SUPPLEMENTAL OXYGEN SYSTEM WITHIN CREW REST AND LAVATORY OF THE SUPERNUMERARY AREA	[ * ]	[ * ]
3520-000197	REMOTE PASSENGER OXYGEN FILL STATION	[ * ]	[ * ]
3520C485C02	QUICK DONNING OXYGEN MASKS - SUPERNUMERARY - BFE/SPE	[ * ]	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Supplemental Agreement No. 4

Exhibit A / A1 to

Purchase Agreement No. 3157

		2006$	2006$
		15 A/P’S	Block B A/C
		Price	Price
CR	Title	Per A/C	Per A/C
3520C874H46	OXYGEN SYSTEM PROVISIONS TO SUPPORT EXTENDED OPERATIONAL CAPABILITY	[ * ]	[ * ]
4610B872A04	ELECTRONIC FLIGHT BAG (EFB) - INSTALLATION	[ * ]	[ * ]
4610C164A11	CUSTOMER UNIQUE ELECTRONIC FLIGHT BAG (EFB) SOFTWARE INSTALLATION - AFTER DELIVERY AND BEFORE FLYAWAY	[ * ]	[ * ]
4610C398C10	ELECTRONIC FLIGHT BAG (EFB) - CUSTOMER UNIQUE SOFTWARE INSTALLATION - CUSTOMER WALK AND CUSTOMER ACCEPTANCE FLIGHTS	[ * ]	[ * ]
4610C594A09	ELECTRONIC FLIGHT BAG (EFB) SYSTEM - AIRPLANE INFORMATION MANAGEMENT SYSTEM (AIMS) - ACTIVATION OF ARINC 724B ACARS INTERFACE	[ * ]	[ * ]
4610C608C41	ELECTRONIC FLIGHT BAG (EFB) INSTALLATION - E- ETHERNET INTERFACE BETWEEN FLIGHT COMPARTMENT PRINTER AND EFB’S RIGHT ELECTRONICS UNIT	[ * ]	[ * ]
4610C608E37	AIRPLANE GENERAL INFORMATION SYSTEMS - TWO ETHERNET 10/100 BASE-T BUSES BETWEEN MAIN EQUIPMENT CENTER AND SUPERNUMERARY OVERHEAD STOWAGE COMPARTMENT - PARTIAL WIRING PROVISIONS	[ * ]	[ * ]
4610C896A31	AIRPLANE GENERAL INFORMATION SYSTEMS - ONBOARD NETWORK SYSTEM (ONS) - PARTIAL PROVISIONS	[ * ]	[ * ]
4610C991B48	AIRPLANE GENERAL INFORMATION SYSTEMS - ONBOARD NETWORK SYSTEM (ONS) - NETWORK INTERFACE PARTIAL PROVISIONS - FLIGHT COMPARTMENT INTERFACE PORT	[ * ]	[ * ]
4900-000016	MUFFLER IN APU EXHAUST SYSTEM	[ * ]	[ * ]
5250C896A20	LOCKABLE RIGID CARGO BARRIER (RCB) DOORS	[ * ]	[ * ]
7200-000412	GE PROPULSION SYSTEM	[ * ]	[ * ]
7200A519A02	GENERAL ELECTRIC ENGINES - GE90-110B1L THRUST RATING	[ * ]	[ * ]
7430C164D94	IGNITION SWITCHING - GENERAL ELECTRIC GE90 ENGINES - FLIGHT DECK - ENGINE CONTROL PANEL - DELETION OF MANUAL SELECTION OF CONTINUOUS IGNITION	[ * ]	[ * ]
7900C483C85	LUBRICATING OIL - BP2197	[ * ]	[ * ]
OPTIONS: 161	TOTALS:	[ * ]	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Supplemental Agreement No. 4

Exhibit A1 to

Purchase Agreement No. 3157

BLOCK B AIRCRAFT CONFIGURATION

Dated January 9, 2009

relating to

BOEING MODEL 777-FREIGHTER BLOCK B AIRCRAFT

The Detail Specification for FedEx is Detail Specification D019W007FED7F-1, Rev NEW. Such Detail Specification will be comprised of Boeing Configuration Specification D019W007 Rev B dated May 30, 2008 and as amended to incorporate the Options attached here to, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW).

As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Optional Features, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

Supplemental Agreement No. 4

Exhibit A / A1 to

Purchase Agreement No. 3157

		2006$	2006$
		15 A/P’S	Block B A/C
		Price	Price
CR	Title	Per A/C	Per A/C
0110-000039	MAJOR MODEL 777 AIRPLANE	[ * ]	[ * ]
0110B750A90	MINOR MODEL 777 FREIGHTER AIRPLANE	[ * ]	[ * ]
0220-000040	FAA TYPE CERTIFICATION	[ * ]	[ * ]
0221-000002	DISPATCH WITH GEAR EXTENDED FOR REVENUE FLIGHT	[ * ]	[ * ]
0221B401A44	ENGINE INOPERATIVE TEN MINUTE TAKEOFF THRUST OPERATION	[ * ]	[ * ]
0228-000032	OPERATIONS MANUAL IN FAA FORMAT	[ * ]	[ * ]
0228C417D40	AIRPLANE FLIGHT MANUAL	[ * ]	[ * ]
0229C608D26	PERFORMANCE - CERTIFICATION FOR OPERATION AT AIRPORTS WITH PRESSURE ALTITUDES UP TO 9800 FEET AND AUTOPILOT CAPABILITY AT AIRPORTS WITH A MAXIMUM FIELD ELEVATION OF 8,500 FEET	[ * ]	[ * ]
0252B299A35	INSTRUMENTATION, AIRPLANE AND FUEL MEASURING STICK MANUALS IN ENGLISH UNITS - TEMPERATURE IN DEGREES CELSIUS	[ * ]	[ * ]
0315C417D42	CERTIFIED OPERATIONAL WEIGHTS AND STRUCTURAL DESIGN WEIGHT- 777-FREIGHTER	[ * ]	[ * ]
1110C874H30	EXTERIOR COLOR SCHEME AND MARKINGS - ENGINE NACELLES COLOR	[ * ]	[ * ]
1110C874H32	EXTERIOR COLOR SCHEME AND MARKINGS	[ * ]	[ * ]
1137C703A41	CARGO MARKINGS - FORWARD CARGO COMPARTMENT	[ * ]	[ * ]
1138C703A42	CARGO MARKINGS - AFT CARGO COMPARTMENT	[ * ]	[ * ]
1139C703A40	CARGO MARKINGS - MAIN DECK CARGO COMPARTMENT	[ * ]	[ * ]
2210-000003	AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	[ * ]	[ * ]
2210-000030	AUTOFLIGHT - THREE DIGIT MACH NUMBER ON MODE CONTROL PANEL	[ * ]	[ * ]
2210-000036	AUTOFLIGHT - HEADING HOLD AT AUTOPILOT COMMAND ENGAGE	[ * ]	[ * ]
2210C594A11	AUTOFLIGHT - ENABLE LNAV ENGAGEMENT ON TAKEOFF GO-AROUND	[ * ]	[ * ]
2311-000137	HF COMMUNICATIONS - PARTIAL PROVISIONS FOR DUAL ARINC 753 HF DATALINK	[ * ]	[ * ]
2311B401A30	HF COMMUNICATIONS- ARINC 753 DUAL HF TRANSCEIVERS - AIRPLANE INFORMATION MANAGEMENT SYSTEM (AIMS) - HF DATALINK ACTIVATION - AIRLINE OPERATIONAL COMMUNICATIONS ONLY	[ * ]	[ * ]
2311B401A39	HF COMMUNICATIONS - EQUIPMENT INSTALLATION OF DUAL ROCKWELL HF VOICE/DATA TRANSCEIVERS - P/N 822-0990-004 AND DIGITAL HF COUPLERS - P/N 822-0987-004 BFE/SPE	[ * ]	[ * ]
2312-000703	VHF COMMUNICATIONS - ACTIVATION OF 8.33 KHZ CHANNEL SPACING	[ * ]	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Supplemental Agreement No. 4

Exhibit A / A1 to

Purchase Agreement No. 3157

		2006$	2006$
		15 A/P’S	Block B A/C
		Price	Price
CR	Title	Per A/C	Per A/C
2312B401A87	VHF COMMUNICATIONS - EQUIPMENT INSTALLATION OF TRIPLE ROCKWELL ARINC 750 VHF-2100 TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING, VDL MODE 2, AND CMC INTERFACE CAPABILITY - P/N 822-1287-101 - BFE/SPE	[ * ]	[ * ]
2315C581A25	SATCOM - AVIONICS EQUIPMENT INSTALLATION - ARINC 781 AERO-H+ AND SWIFTBROADBAND - THALES TOPFLIGHT SERIES - BFE/SPE	[ * ]	[ * ]
2315C988A06	SATCOM - ANTENNA EQUIPMENT INSTALLATION - ARINC 781 COMPACT HIGH GAIN ANTENNA - CHELTON HGA-7001 ANTENNA SYSTEM WITH TYPE F DIPLEXER - FREIGHTER - BFE/SPE	[ * ]	[ * ]
2321-000050	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N 1200008-000 - BFE/SPE	[ * ]	[ * ]
2322C926A04	AIRCRAFT COMMUNICATIONS ADDRESSING AND REPORTING SYSTEM (ACARS) - AIRPLANE INFORMATION MANAGEMENT SYSTEM (AIMS) ACTIVATION - VHF DATALINK MODE 2	[ * ]	[ * ]
2324C164C74	EMERGENCY LOCATOR TRANSMITTER - FIXED/AUTOMATIC INSTALLATION - ELTA P/N 01N65900 - BFE	[ * ]	[ * ]
2351-000033	HAND HELD MICROPHONE - CAPTAIN AND FIRST OFFICER - ELECTROVOICE - P/N 903-1342 - BFE/SPE	[ * ]	[ * ]
2351-000035	HAND HELD MICROPHONE - FIRST OBSERVER - ELECTROVOICE - P/N 903-1342 - BFE/SPE	[ * ]	[ * ]
2351-000042	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THREE POSITION	[ * ]	[ * ]
2351-000044	AUDIO CONTROL PANEL - SECOND OBSERVER	[ * ]	[ * ]
2351A213B78	BOOM MICROPHONE HEADSETS - CAPTAIN, FIRST OFFICER AND FIRST OBSERVER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	[ * ]	[ * ]
2351A213B79	BOOM MICROPHONE HEADSET - SECOND OBSERVER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	[ * ]	[ * ]
2371-000092	SOLID STATE VOICE RECORDER ED56A P/N 980-6022-001 - AND SOLID STATE REMOTE AREA MICROPHONE P/N 980-6115-001 & CONTROL PANEL ED56A P/N 980-6117-004- HONEYWELL- 2 HOUR RECORDING TIME. BFE/SPE	[ * ]	[ * ]
2431-000013	NO BATTERY POWERED POSITION LIGHTS AND DC BACKUP POWER - TOWING OPERATION	[ * ]	[ * ]
2454C608E40	AC POWER OUTLETS - INSTALLATION IN FLIGHT DECK BY THE SECOND OBSERVER’S SEAT - UK STYLE OUTLET WITH IN-SEAT POWER SUPPLY (ISPS) - ASTRONICS 110 VAC	[ * ]	[ * ]
2454C896A15	POWER OUTLETS - INSTALLATION - ADDITIONAL ELECTRICAL POWER SUPPLIES NEAR THE SUPERNUMERARY SEATS FOR THE USE OF PERSONAL COMPUTERS - ASTRONICS 110 VAC	[ * ]	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Supplemental Agreement No. 4

Exhibit A / A1 to

Purchase Agreement No. 3157

		2006$	2006$
		15 A/P’S	Block B A/C
		Price	Price
CR	Title	Per A/C	Per A/C
2513A552A92	FLIGHT COMPARTMENT ASHTRAYS - DO NOT INSTALL	[ * ]	[ * ]
2513B299A22	MISCELLANEOUS STOWAGE - PILOT CONSOLES - FLIGHT DECK	[ * ]	[ * ]
2519C898D77	CURTAIN - INSTALLATION - ACOUSTIC AND LIGHT IMPROVEMENT - FLIGHT DECK	[ * ]	[ * ]
2524C204D42	FULL HEIGHT STOWAGE UNIT - FLOOR MOUNTED - AFT OF THE LAVATORY	[ * ]	[ * ]
2524C204D43	MID HEIGHT STOWAGE UNIT - FLOOR MOUNTED	[ * ]	[ * ]
2524C204D44	OVERHEAD STOWAGE UNIT - CEILING MOUNTED	[ * ]	[ * ]
2527C204G19	FLOOR COVERING - INSTALLATION - VINYL MAT THROUGHOUT THE SUPERNUMERARY AREA	[ * ]	[ * ]
2530C874E37	GALLEY INSERTS - SUPERNUMERARY COMPARTMENT	[ * ]	[ * ]
2530C896A10	GALLEY - SUPERNUMERARY COMPARTMENT	[ * ]	[ * ]
2552-000059	CARGO COMPARTMENT FULL FLOOR - AFT LOWER HOLD CARGO COMPARTMENT	[ * ]	[ * ]
2552-000083	CARGO COMPARTMENT FULL FLOOR - FORWARD CARGO COMPARTMENT	[ * ]	[ * ]
2552-000318	SLOPING SIDEWALL - FORWARD CARGO COMPARTMENT - 0.050-INCH-THICK BMS 8-223	[ * ]	[ * ]
2552-000319	SLOPING SIDEWALL - AFT CARGO COMPARTMENT - 0.050-INCH-THICK BMS 8-223	[ * ]	[ * ]
2557C703A39	MAIN DECK CARGO HANDLING - PAINTED NON-SKID WALKWAYS	[ * ]	[ * ]
2558C703A34	MAIN DECK CARGO RESTRAINTS - REMOVE CENTERLINE LOADING HARDWARE- SFE	[ * ]	[ * ]
2558C703A36	MAIN DECK CARGO RESTRAINTS - CIVIL RESERVE AIR FLEET (CRAF) CONFIGURATION - PROVISIONS	[ * ]	[ * ]
2558C703A54	MAIN DECK CARGO RESTRAINTS - ADDITIONAL CAPABILITY FOR 14 AYY CONTAINERS	[ * ]	[ * ]
2560-000207	HALON FIRE EXTINGUISHER - FLIGHT DECK - WALTER KIDDE	[ * ]	[ * ]
2560C204E95	PROTECTIVE BREATHING EQUIPMENT - FLIGHT DECK - AVOX	[ * ]	[ * ]
2560C204E99	CREW LIFE VESTS - FLIGHT DECK, WITH SECOND OBSERVER - AIR CRUISERS	[ * ]	[ * ]
2562C204F36	LIFE VESTS - SUPERNUMERARY - AIR CRUISERS	[ * ]	[ * ]
2562C874H27	EMERGENCY LOCATOR TRANSMITTER - PORTABLE	[ * ]	[ * ]
2564C204F02	PROTECTIVE BREATHING EQUIPMENT - SUPERNUMERARY - AVOX	[ * ]	[ * ]
2564C204G43	FIRST AID KIT - FAA	[ * ]	[ * ]
2564C874E39	PORTABLE OXYGEN BOTTLE W/ FULL FACE MASK - AVOX SYSTEMS INC - BFE	[ * ]	[ * ]
2564C874E40	HALON FIRE EXTINGUISHER - AMEREX - BFE	[ * ]	[ * ]
2564C874G77	FLASHLIGHT DELETION - SUPERNUMERARY	[ * ]	[ * ]
2564C874G78	PORTABLE OXYGEN W/MASK - AVOX SYSTEMS INC - BFE/SPE	[ * ]	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Supplemental Agreement No. 4

Exhibit A / A1 to

Purchase Agreement No. 3157

		2006$	2006$
		15 A/P’S	Block B A/C
		Price	Price
CR	Title	Per A/C	Per A/C
2564C874H48	POLAR KIT STORAGE	[ * ]	[ * ]
2622-000017	ENGINE/APU FIRE EXTINGUISHER BOTTLES - COMMON BOTTLE	[ * ]	[ * ]
2625C896A09	FIRE EXTINGUISHING - TUBING AND DISCONNECTS FOR MAIN DECK SAX CONTAINERS	[ * ]	[ * ]
2821-000010	REFUELING ADAPTERS - RIGHT WING	[ * ]	[ * ]
2911-000003	AC MOTOR-DRIVEN HYDRAULIC PUMPS - EATON (VICKERS) S270T201-7	[ * ]	[ * ]
2911-000025	ENGINE-DRIVEN HYDRAULIC PUMPS - EATON (VICKERS) S271W110	[ * ]	[ * ]
3131-000187	DIGITAL FLIGHT DATA RECORDER - ALLIEDSIGNAL - 256 WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4700-042 BFE/SPE	[ * ]	[ * ]
3133B628B13	FLIGHT COMPARTMENT PRINTER - GRAPHICS CAPABLE (ARINC 744A) MULTIPORT THERMAL PRINTER WITH ARINC 429 AND ETHERNET PORTS - INSTALLATION	[ * ]	[ * ]
3135C174A06	QUICK ACCESS RECORDER (QAR) - PENNY AND GILES - WITH PCMCIA CARD - P/N D52000-64000 - BFE/SPE	[ * ]	[ * ]
3143-000013	AIMS AIRPLANE MODIFIABLE (AMI) SOFTWARE - INSTALLATION AFTER DELIVERY AND BEFORE FLYAWAY	[ * ]	[ * ]
3143A068A03	DUAL ELECTRONIC CHECKLIST DATABASE	[ * ]	[ * ]
3143A207D22	AIMS - SOFTWARE ACTIVATION - DISABLE ENTRY OF GROSS WEIGHT ON ““PERF INIT”” PAGE	[ * ]	[ * ]
3143C926A05	AIRPLANE INFORMATION MANAGEMENT SYSTEM (AIMS) - OPERATIONAL PROGRAM CONFIGURATION FILE ACTIVATION - FLIGHT INFORMATION DATALINK COMMUNICATIONS MENU - ARINC 623 AIR TRAFFIC SERVICE MESSAGES	[ * ]	[ * ]
3143C926A06	AIRPLANE INFORMATION MANAGEMENT SYSTEM (AIMS) - OPERATIONAL PROGRAM CONFIGURATION FILE ACTIVATION - MAINTENANCE ENHANCEMENT PACKAGE	[ * ]	[ * ]
3150A213A18	AURAL ADVISORY OF ALTITUDE APPROACH - FLIGHT DECK	[ * ]	[ * ]
3151-000042	FIREBELL AURAL WARNING - 1 SECOND ON, 9 SECONDS OFF	[ * ]	[ * ]
3151-000046	AUTOPILOT DISCONNECT - AURAL WARNING SIREN - AURAL WARNING AND MASTER WARNING LIGHT INHIBITED WHEN AUTOPILOT DISCONNECT SWITCH IS DOUBLE PRESSED QUICKLY	[ * ]	[ * ]
3151A065A47	RESETTABLE OVERSPEED AURAL WARNING - SIREN	[ * ]	[ * ]
3151A552C02	TAKEOFF CONFIGURATION CHECK SWITCH - FORWARD AISLE STAND PANEL	[ * ]	[ * ]
3151C175A07	FLIGHT MANAGEMENT COMPUTER (FMC) - CAUTION AND WARNING SYSTEMS - ACTIVATION - TAKEOFF RUNWAY DISAGREE ALERT	[ * ]	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Supplemental Agreement No. 4

Exhibit A / A1 to

Purchase Agreement No. 3157

		2006$	2006$
		15 A/P’S	Block B A/C
		Price	Price
CR	Title	Per A/C	Per A/C
3161-000002	DOOR SYNOPTIC AND EICAS MESSAGE - PASSENGER DOOR SLIDE/RAFT ARMING HANDLE POSITION INDICATION - AUTO, MANUAL AND AUTO/MANUAL MESSAGES	[ * ]	[ * ]
3161-000167	ANNUNCIATION FOR LOSS OF RIGHT OR LEFT FMCS - EICAS ADVISORY MESSAGE	[ * ]	[ * ]
3161-000168	FLIGHT DECK COMMUNICATIONS FUNCTION (FDCF) AUTOMATIC RESET - ACTIVATION	[ * ]	[ * ]
3161-000169	ANNUNCIATION FOR SATELLITE VOICE COMMUNICATION CAPABILITY - EICAS	[ * ]	[ * ]
3161-000170	ANNUNCIATION FOR DATALINK AVAILABILITY - EICAS	[ * ]	[ * ]
3161A425A45	VMO/MMO OVERSPEED EICAS STATUS MESSAGE AND VFE OVERSPEED EICAS STATUS MESSAGE WITH FLAP/SLAT POSITION SNAPSHOT - FLIGHT DECK	[ * ]	[ * ]
3162-000022	FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI	[ * ]	[ * ]
3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	[ * ]	[ * ]
3162-000036	LANDING ALTITUDE REFERENCE BAR - PRIMARY FLIGHT DISPLAY	[ * ]	[ * ]
3162-000040	BARO MINIMUMS POINTER - DISPLAYED ON SELECTION OF RADIO ALTITUDE MINMUMS - PRIMARY FLIGHT DISPLAY	[ * ]	[ * ]
3162-000044	TCAS RESOLUTION ADVISORY - VSI	[ * ]	[ * ]
3162-000051	ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR FLIGHT DIRECTOR MODE	[ * ]	[ * ]
3162-000060	MAP MODE ORIENTATION - HEADING UP - NAVIGATION DISPLAY	[ * ]	[ * ]
3162-000062	GRID HEADING - NAVIGATION DISPLAY	[ * ]	[ * ]
3162-000064	RANGE ARCS - NAVIGATION DISPLAY	[ * ]	[ * ]
3162-000084	TCAS 3 NM RANGE RING - NAVIGATION DISPLAY	[ * ]	[ * ]
3162-000211	VREF AND SELECTED FLAP POSITION - PRIMARY FLIGHT DISPLAY	[ * ]	[ * ]
3162-000218	GROUND SPEED - DISPLAYED BELOW AIRSPEED TAPE WHEN MACH NUMBER IS NOT DISPLAYED - PRIMARY FLIGHT DISPLAY	[ * ]	[ * ]
3162C594A07	NAVIGATION PERFORMANCE SCALES (NPS) AND REQUIRED NAVIGATION PERFORMANCE (RNP) ENHANCEMENTS - AIRPLANE INFORMATION MANAGEMENT SYSTEM (AIMS) - PRIMARY FLIGHT DISPLAY AND NAVIGATION DISPLAY	[ * ]	[ * ]
3162C594A22	PRIMARY FLIGHT DISPLAY - AIMS - VNAV SPEED BAND - ENABLE	[ * ]	[ * ]
3245B047A08	BRAKES - CARBON - HIGH CAPACITY - MESSIER-BUGATTI	[ * ]	[ * ]
3245B047A09	WHEELS AND TIRES - MAIN LANDING GEAR - HIGH GROSS WEIGHT WHEELS - MESSIER - BUGATTI - INSTALLATION WITH SFE 36 PR, 235 MPH RADIAL TIRES	[ * ]	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Supplemental Agreement No. 4

Exhibit A / A1 to

Purchase Agreement No. 3157

		2006$	2006$
		15 A/P’S	Block B A/C
		Price	Price
CR	Title	Per A/C	Per A/C
3245B047A10	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - MESSIER - BUGATTI- INSTALLATION WITH SFE 32 PR, 235 MPH RADIAL TIRES	[ * ]	[ * ]
3324C198A28	PASSENGER INFORMATION SIGNS - NO SMOKING SIGN - PERMANENT ILLUMINATION AND NO SMOKING FLIGHT DECK SELECTOR SWITCH REMOVAL	[ * ]	[ * ]
3430B721B13	ILS/GPS MULTI-MODE RECEIVER (MMR) - GNSS LANDING SYSTEM (GLS) - PARTIAL PROVISIONS FOR GLS CAT I OPERATIONS	[ * ]	[ * ]
3430B866A33	ILS/GPS MULTI-MODE RECEIVER (MMR) - ROCKWELL COLLINS - P/N 822-1821-001 - BFE/SPE	[ * ]	[ * ]
3433-000032	RADIO ALTIMETER (RA) - ROCKWELL INTERNATIONAL CORP - P/N 822-0334-002 - BFE/SPE	[ * ]	[ * ]
3436C896A17	HEAD-UP DISPLAY (HUD) - SPACE AND PARTIAL WIRING PROVISIONS FOR COMMON HUD SYSTEM INSTALLATION WITH CONTROL DISPLAY UNIT INTERFACE	[ * ]	[ * ]
3436C896A18	ENHANCED VISION SYSTEM (EVS) - SPACE AND PARTIAL WIRING PROVISIONS WITH A COMMON HUD SYSTEM PROVISIONS	[ * ]	[ * ]
3436C896A19	FEDEX - HEAD UP DISPLAY (HUD) SYSTEM - EXPANDED WIRING, MOUNTING AND COOLING PROVISIONS FOR HUD COMPUTER AND ENHANCED FLIGHT VISION SYSTEM (EFVS) COMPUTER	[ * ]	[ * ]
3443C739A02	DUAL WEATHER RADAR SYSTEM - HONEYWELL INTERNATIONAL INC. - MODEL RDR-4000 WEATHER RADAR - INSTALLATION - BFE/SPE	[ * ]	[ * ]
3443C739A03	DUAL WEATHER RADAR CONTROL PANEL - RDR-4000 RADAR SYSTEM - HONEYWELL P/N 930-6101-001 - BFE/SPE	[ * ]	[ * ]
3445C594A55	TCAS SYSTEM - ACSS TCAS COMPUTER P/N 9003500-10901 - TCAS CHANGE 7 COMPLIANT - BFE/SPE	[ * ]	[ * ]
3446-000049	500 SMART CALLOUT INHIBITED	[ * ]	[ * ]
3446C174A14	ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - BANK ANGLE CALLOUT (VARIABLE CALLOUT BELOW 130 FT) - ENABLE	[ * ]	[ * ]
3446C608F25	GROUND PROXIMITY WARNING SYSTEM - MODE 6 ALTITUDE CALLOUTS - RADIO ALTIMETER AT 1000, 500, 100, 50, 40, 30, 20, 10 - ACTIVATION	[ * ]	[ * ]
3451-000022	VOR/MARKER BEACON - ROCKWELL RECEIVER P/N 822-0297-001 - BFE/SPE	[ * ]	[ * ]
3453C608E39	AUTOMATIC DEPENDENT SURVEILLANCE - BROADCAST (ADS-B) - ADS-B GUIDANCE DISPLAY - PARTIAL WIRING PROVISIONS	[ * ]	[ * ]
3453C608E55	AUTOMATIC DEPENDENT SURVEILLANCE - BROADCAST (ADS-B) - CDTI ARINC 429 BUS WIRING BETWEEN EFB AND TCAS PROCESSOR - PARTIAL WIRING PROVISIONS	[ * ]	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Supplemental Agreement No. 4

Exhibit A / A1 to

Purchase Agreement No. 3157

		2006$	2006$
		15 A/P’S	Block B A/C
		Price	Price
CR	Title	Per A/C	Per A/C
3453C896A24	ATC SYSTEM - ACSS ATC TRANSPONDER P/N 7517800-11009 ELS/EHS/ES AND TCAS CHANGE 7 COMPLIANT - GABLES CONTROL PANEL P/N G7156-01- BFE/SPE	[ * ]	[ * ]
3453C898E41	AIR TRAFFIC CONTROL TRANSPONDER SYSTEM - TRAFFIC COLLISION AND AVOIDANCE SYSTEM (TCAS) AIRPLANE PERSONALITY MODULE WIRING PROVISIONS	[ * ]	[ * ]
3455-000019	DISTANCE MEASURING EQUIPMENT (DME) - ROCKWELL INTERROGATOR P/N 822-0329-001 - BFE/SPE	[ * ]	[ * ]
3457-000214	AUTOMATIC DIRECTION FINDER (ADF) - DUAL SYSTEM - ROCKWELL ADF-900 SERIES - ADF RECEIVER P/N 822-0299-001; ADF ANTENNA P/N 822-5404-003 - BFE/SPE	[ * ]	[ * ]
3461A031A07	TAKE OFF 1 AND 2 DERATE PROMPTS IN FMC’S THRUST LIMIT PAGE - DELETE	[ * ]	[ * ]
3461A213A09	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NON-DIRECTIONAL RADIO BEACON (ADF) APPROACHES	[ * ]	[ * ]
3461A213A10	FMCS - ENHANCED FIX PAGE CAPABILITIES	[ * ]	[ * ]
3461A213A12	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- DISPLAY OF VERTICAL BEARING, FLIGHT PATH ANGLE (FPA) AND VERTICAL SPEED	[ * ]	[ * ]
3461A425A05	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - RUNWAY DISTANCE AND OFFSET POSITION SHIFT IN UNITS OF FEET	[ * ]	[ * ]
3461A425A08	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - FLIGHT CREW ALERTNESS MONITORING - ENABLE	[ * ]	[ * ]
3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED	[ * ]	[ * ]
3461A425A23	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- QUICK REFERENCE HANDBOOK (QRH) - TAKEOFF SPEEDS- DISPLAYED	[ * ]	[ * ]
3461C739A08	FMCS - PROVIDE REQUIRED NAVIGATION PERFORMANCE (RNP) VALUES WITH 0.3 NM APPROACH	[ * ]	[ * ]
3511-000012	REMOTE CREW OXYGEN FILL STATION	[ * ]	[ * ]
3511B873B93	CREW OXYGEN MASK - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - SECOND OBSERVER - EROS - BFE/SPE	[ * ]	[ * ]
3511B873B94	CREW OXYGEN MASK - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - FIRST OBSERVER - EROS - BFE/SPE	[ * ]	[ * ]
3511B873B95	CREW OXYGEN MASKS - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - CAPTAIN AND FIRST OFFICER - EROS - BFE/SPE	[ * ]	[ * ]
3511C874C91	SUPPLEMENTAL OXYGEN SYSTEM WITHIN CREW REST AND LAVATORY OF THE SUPERNUMERARY AREA	[ * ]	[ * ]
3520-000197	REMOTE PASSENGER OXYGEN FILL STATION	[ * ]	[ * ]
3520C485C02	QUICK DONNING OXYGEN MASKS - SUPERNUMERARY - BFE/SPE	[ * ]	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Supplemental Agreement No. 4

Exhibit A / A1 to

Purchase Agreement No. 3157

		2006$	2006$
		15 A/P’S	Block B A/C
		Price	Price
CR	Title	Per A/C	Per A/C
3520C874H46	OXYGEN SYSTEM PROVISIONS TO SUPPORT EXTENDED OPERATIONAL CAPABILITY	[ * ]	[ * ]
4610B872A04	ELECTRONIC FLIGHT BAG (EFB) - INSTALLATION	[ * ]	[ * ]
4610C164A11	CUSTOMER UNIQUE ELECTRONIC FLIGHT BAG (EFB) SOFTWARE INSTALLATION - AFTER DELIVERY AND BEFORE FLYAWAY	[ * ]	[ * ]
4610C398C10	ELECTRONIC FLIGHT BAG (EFB) - CUSTOMER UNIQUE SOFTWARE INSTALLATION - CUSTOMER WALK AND CUSTOMER ACCEPTANCE FLIGHTS	[ * ]	[ * ]
4610C594A09	ELECTRONIC FLIGHT BAG (EFB) SYSTEM - AIRPLANE INFORMATION MANAGEMENT SYSTEM (AIMS) - ACTIVATION OF ARINC 724B ACARS INTERFACE	[ * ]	[ * ]
4610C608C41	ELECTRONIC FLIGHT BAG (EFB) INSTALLATION - E- ETHERNET INTERFACE BETWEEN FLIGHT COMPARTMENT PRINTER AND EFB’S RIGHT ELECTRONICS UNIT	[ * ]	[ * ]
4610C608E37	AIRPLANE GENERAL INFORMATION SYSTEMS - TWO ETHERNET 10/100 BASE-T BUSES BETWEEN MAIN EQUIPMENT CENTER AND SUPERNUMERARY OVERHEAD STOWAGE COMPARTMENT - PARTIAL WIRING PROVISIONS	[ * ]	[ * ]
4610C896A31	AIRPLANE GENERAL INFORMATION SYSTEMS - ONBOARD NETWORK SYSTEM (ONS) - PARTIAL PROVISIONS	[ * ]	[ * ]
4610C991B48	AIRPLANE GENERAL INFORMATION SYSTEMS - ONBOARD NETWORK SYSTEM (ONS) - NETWORK INTERFACE PARTIAL PROVISIONS - FLIGHT COMPARTMENT INTERFACE PORT	[ * ]	[ * ]
4900-000016	MUFFLER IN APU EXHAUST SYSTEM	[ * ]	[ * ]
5250C896A20	LOCKABLE RIGID CARGO BARRIER (RCB) DOORS	[ * ]	[ * ]
7200-000412	GE PROPULSION SYSTEM	[ * ]	[ * ]
7200A519A02	GENERAL ELECTRIC ENGINES - GE90-110B1L THRUST RATING	[ * ]	[ * ]
7430C164D94	IGNITION SWITCHING - GENERAL ELECTRIC GE90 ENGINES - FLIGHT DECK - ENGINE CONTROL PANEL - DELETION OF MANUAL SELECTION OF CONTINUOUS IGNITION	[ * ]	[ * ]
7900C483C85	LUBRICATING OIL - BP2197	[ * ]	[ * ]
OPTIONS: 161	TOTALS:	[ * ]	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Supplemental Agreement No. 4

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

December 2, 2008

6-1162-RRO-1055

Federal Express Corporation

2955 Republican Drive

Memphis, TN 38118

Attention:	Mr. Kevin Burkhart
Managing Director — Aircraft Acquisitions & Sales

Subject:	Notification for a Boeing 777 Boeing Converted Freighter (BCF) Proposal

Reference:	a) Purchase Agreement 3157 between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER Aircraft (the Aircraft)

b)  Letter Agreement 6-1162-RCN-1798 “777 Boeing Converted Freighter” between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER Aircraft (the Aircraft)

Dear Mr. Burkhart:

[ * ]

If you have any questions, please contact me at your earliest convenience.

Sincerely,

THE BOEING COMPANY

/s/ RICHARD R. OCHS

Richard R. Ochs

Regional Director

Aircraft Contracts

Boeing Commercial Airplanes

*

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

December 18, 2008

6-1162-RRO-1061

Federal Express Corporation

2955 Republican Drive

Memphis, TN 38118

Attention:	Mr. Kevin Burkhart
Managing Director — Aircraft Acquisitions & Sales

Subject:	Revised Dollar-Day Totals

Reference:

A)   Letter Agreement 6-1162-RRO-1058 dated December 12, 2008, between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Revised Payment Schedule for certain Boeing Model 777-FREIGHTER Aircraft

B)   Supplemental Agreement No. 3 to Purchase Agreement 3157, dated November 7, 2006, between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER Aircraft (the Aircraft)

Dear Mr. Burkhart:

As advised in the reference A) Letter Agreement;

“...Credit was calculated by Boeing assuming a SA #3 execution date of 12/19/08. A different SA #3 execution date will result in an adjustment to the total dollar-day’s available.”

Since the actual execution date of SA #3 was December 15, 2008, Customer is entitled to an additional four (4) days of dollar-day averaging for the credit generated by SA #3. The adjusted dollar-day total for SA #3 is $[ * ].

Please note that the IAM Strike portion is unaffected by the earlier execution date and remains $[ * ].

If you have any questions, please contact me at your earliest convenience.

Sincerely,

/s/ RICHARD R. OCHS

THE BOEING COMPANY

Richard R. Ochs

Regional Director

Aircraft Contracts

Boeing Commercial Airplane

*

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Delivery Notice and Excusable Delay

6-1162-RRO-1069

December 30, 2008

6-1162-RRO-1069

Federal Express Corporation

2955 Republican Drive

Memphis, TN 38118

Attention:	Mr. Phillip Blum
Vice-President — Aircraft Acquisitions & Sales

Subject:	Delivery Notice and Excusable Delay

Reference:	Letter Dated November 4, 2008, Mr. Lyn Johnson to Mr. Phil Blum, Notice of Resolution of the Labor Dispute with International Association of Machinists and Aerospace Workers (IAM)

Dear Mr. Blum,

As we advised in the reference letter, after conclusion of the IAM strike, Boeing has been developing revised production schedules for delivery of aircraft scheduled for delivery from April 2009 onward. We hereby inform you that, due to the IAM strike, the aircraft noted below ( Aircraft ) will be delayed beyond the contracted delivery month. As such, Boeing hereby gives notice of Excusable Delay pursuant to AGTA-FED, Article 7 ( Excusable Delay) dated November 7, 2006, between Boeing and Federal Express Corporation which is incorporated by reference in Purchase Agreement No. 3157, dated November 7, 2006, between Boeing and Federal Express Corporation ( Purchase Agreement ).

	Contract	Revised
Model	Month	Month
777F	[ * ]	[ * ]
777F	[ * ]	[ * ]
777F	[ * ]	[ * ]
777F	[ * ]	[ * ]
777F	[ * ]	[ * ]

Boeing will resume providing contractual delivery notices based on the revised delivery months for each of the Aircraft.

*

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Delivery Notice and Excusable Delay

6-1162-RRO-1069

Aircraft escalation and advance payments will be addressed in the following manner:

Escalation

Notwithstanding the revised delivery months, calculation of the Escalation Adjustment for the Aircraft will remain based on the delivery months set forth in Table 1 to the Purchase Agreement.

Advance Payments

1.	All advance payments scheduled to be made from the start of the IAM strike will be adjusted to reflect the revised delivery month.

2.

Boeing is currently developing the adjusted advance payment schedule which will be completed in January 2009. Advance payments will not be required to be paid pending issuance of the adjusted advance payment schedule.

Please contact me if you have any questions.

Very truly yours,

/s/ RICHARD R. OCHS

Richard R. Ochs

Regional Director

Contracts

Boeing Commercial Airplanes

cc: Paul Righi

6-1162-RCN-1798R1

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	777 Boeing Converted Freighter

Reference:	Purchase Agreement No. 3157 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Customer Model 777F aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Aircraft General Terms Agreement No. AGTA-FED (the AGTA).

[ * ]

9.0	Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement /and attachment(s) hereto is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

*

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P.A. No. 3157 (SA # 4)

777BCF

Federal Express Corporation

6-1162-RCN-1798R1

Supplemental Agreement No. 4

If the foregoing correctly sets forth your understanding of our agreement with respect to matters described above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ RICHARD R. OCHS

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 9, 2009

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its Vice President — Aircraft Acquisitions/SAO

P.A. No. 3157 (SA # 4)

777BCF

6-1162-RRO-1062

Federal Express Corporation

3610 Hacks Cross

Memphis TN 38125

Subject:	Option Aircraft

Reference:	Purchase Agreement 3157 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Subject to Customer’s exercise of the options granted hereunder, Boeing agrees to manufacture and sell to Customer additional Model 777-FREIGHTER aircraft as Aircraft. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement. The Airframe Price shown includes the Engine Price.

1.	Aircraft Description and Changes

1.1	Option Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment.

1.2	Changes: The Detail Specification of the Option Aircraft will be D019W007FED7F-1, Rev NEW, as revised to reflect:

(i)	Changes that have been made to the Detail Specification of Customer’s Aircraft under the Purchase Agreement between the date of this letter and the time of Customer’s exercise of each option;

(ii)	Changes required to obtain required regulatory certificates; and

(iii)	Changes mutually agreed upon.

1.3	[ * ]

*

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P.A. No. 3157 (SA # 4)

Option_Aircraft

6-1162-RRO-1062

2.	Price

2.1 The pricing elements of the Option Aircraft are listed in the Attachment.

2.2 Price Adjustments.

2.2.1 Changes. The price of the Option Aircraft will be adjusted to reflect changes discussed in paragraph 1.2 above, provided that the price for changes in 1.2 (ii) are subject to the terms of Section 3.2.2 of the AGTA [ * ].

2.2.2 Optional Features. Unless otherwise agreed by the parties, the Option Aircraft will contain the same Optional Features shown in Exhibit A to the Purchase Agreement, and the price of such Optional Features is shown in the Attachment hereto.

2.2.3 Escalation Adjustments. The Airframe Price and the price of Optional Features for Option Aircraft will be escalated on the same basis as the Aircraft.

3.	Payment.

3.1 [ * ]

3.2 Following option exercise, advance payments in the amounts and at the dates pursuant to the appropriate advance payment schedule as set forth in the Attachment will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4.	Option Exercise.

4.1 Customer may exercise an option by giving written notice to Boeing on or before the date [ * ] prior to the delivery dates listed in the Attachment (Option Exercise Date). Upon option exercise, Boeing will have the right to adjust the scheduled delivery by [ * ].

4.2 [ * ]

*

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P.A. No. 3157 (SA # 4)

Option_Aircraft

6-1162-RRO-1062

5.	Contract Terms.

Boeing and Customer will use their best efforts to amend the definitive agreement to add the exercised Option Aircraft as an Aircraft within 30 days following option exercise.

Confidential Treatment. Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By	/s/ RICHARD R. OCHS

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 9, 2009

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its Vice President — Aircraft Acquisitions/SAO

Attachment

P.A. No. 3157 (SA # 4)

Option_Aircraft

6-1162-RRO-1065

Federal Express Corporation

3610 Hacks Cross

Memphis TN 38125

Subject:	Aircraft Performance Guarantees for Block B Aircraft

Reference:	Purchase Agreement No. 3157 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. [ * ]

Customer agrees not to disclose this Letter Agreement, attachments, or any other information related to this Letter Agreement without prior written consent by Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ RICHARD R. OCHS

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 9, 2009

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its Vice President — Aircraft Acquisitions/SAO

*

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P.A. No. 3157 (SA # 4)

Performance_Guarantees

Attachment to Letter Agreement

No. 6-1162-RRO-1065

GE90-110B1L Engines

MODEL 777 FREIGHTER PERFORMANCE GUARANTEES

FOR FEDERAL EXPRESS CORPORATION

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

P.A. No. 3157

AERO-B-BBA4-M06-1225D

6-1162-RRO-1066

Federal Express Corporation

3610 Hacks Cross

Memphis TN 38125

Subject:	Special Matters for Block B Aircraft

Reference:	Purchase Agreement No. 3157 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[ * ]

7. ADVANCE PAYMENT SETOFF RIGHTS

Customer agrees that if it defaults on any monetary obligation under the Purchase Agreement and has failed to cure such default within five (5) calendar days of receiving written notice from Boeing, then Boeing may apply any/all advance payments paid by Customer to cure, in part or in whole, any default made with respect to any Aircraft or other obligation in the Purchase Agreement. In the event that Boeing exercises such setoff rights and applies any advance payments to cure any such default by Customer with respect to an Aircraft or other obligation in the Purchase Agreement, Boeing will be entitled to require Customer to replace within ten days of written notice, the amount of advance payments applied to cure such default such that the total amount of advance payments will be restored to the aggregate amount of advance payments owed at that time by Customer.

[ * ]

*

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P.A. No. 3157 (SA # 4)

6-1162-RRO-1066

12. PUBLIC ANNOUNCEMENT

Notwithstanding the terms in the Purchase Agreement, neither Party shall in any manner advertise or make any public statement regarding Customer’s purchase of the Block B Aircraft without the prior written consent of the other Party. Neither Party shall disclose any details of this Agreement to any third party except as may be authorized in writing by an authorized officer of the other Party.

Confidential Treatment. Customer understands that certain commercial and financial information contained in this Letter Agreement /and attachment(s) hereto is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth your understanding of our agreement with respect to matters described above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ RICHARD R. OCHS

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 9, 2009

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its Vice President — Aircraft Acquisitions/SAO

P.A. No. 3157 (SA # 4)

6-1162-RRO-1067

Federal Express Corporation

3610 Hacks Cross

Memphis TN 38125

Subject:	Special Matters for Options as detailed in Letter Agreement 6-1162-RRO-1062

Reference:	A) Purchase Agreement No. 3157 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (the Aircraft)

B) Letter Agreement 6-1162-RRO-1062 Option Aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[ * ]

6. ADVANCE PAYMENT SETOFF RIGHTS

Customer agrees that if it defaults on any monetary obligation under the Purchase Agreement and has failed to cure such default within five (5) calendar days of receiving written notice from Boeing, then Boeing may apply any/all advance payments paid by Customer to cure, in part or in whole, any default made with respect to any Aircraft or other obligation in the Purchase Agreement. In the event that Boeing exercises such setoff rights and applies any advance payments to cure any such default by Customer with respect to an Aircraft or other obligation in the Purchase Agreement, Boeing will be entitled to require Customer to replace within ten days of written notice, the amount of advance payments applied to cure such default such that the total amount of advance payments will be restored to the aggregate amount of advance payments owed at that time by Customer.

[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157 (SA # 4)

6-1162-RRO-1067

11. PUBLIC ANNOUNCEMENT

Notwithstanding the terms in the Purchase Agreement, neither Party shall in any manner advertise or make any public statement regarding Customer’s purchase of the Option Aircraft without the prior written consent of the other Party. Neither Party shall disclose any details of this Agreement to any third party except as may be authorized in writing by an authorized officer of the other Party.

Confidential Treatment. Customer understands that certain commercial and financial information contained in this Letter Agreement /and attachment(s) hereto is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth your understanding of our agreement with respect to matters described above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ RICHARD R. OCHS

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 9, 2009

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its Vice President — Aircraft Acquisitions/SAO

P.A. No. 3157 (SA # 4)

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

January 9, 2009

6-1162-RRO-1068

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Special Provision — Block B Aircraft

Reference:	Purchase Agreement 3157 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157 (SA # 4)

Federal Express Corporation

6-1162-RRO-1068

January 9, 2009

[ * ]

Very Truly Yours,

THE BOEING COMPANY

/s/ RICHARD R. OCHS

Richard R. Ochs

Regional Director

BCA Contracts

Telephone: 206-766-2256

Email: richard.r.ochs@boeing.com

Mail Code: 21-43

Agreed and Accepted

date: January 9, 2009

FEDERAL EXPRESS CORPORATION

Signature:	/s/ PHILLIP C. BLUM

Printed name: Phillip C. Blum

Title: Vice President — Aircraft Acquisitions/GAO

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

PA No. 3157 (SA # 4)

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

January 9, 2009

6-1162-RRO-1070

Federal Express Corporation

2955 Republican Drive

Memphis, TN 38118

Attention:	Mr. Kevin Burkhart Managing Director — Aircraft Acquisitions & Sales

Subject:	Aircraft with Delivery Month of August 2010 (MSN 37728)

Reference:	A) Letter 6-1162-RRO-1069 dated December 30, 2008, to Mr. Phil Blum of Federal Express Corporation (Customer) relating to Notice of Excusable Delay for certain Boeing Model 777-FREIGHTER Aircraft

B) Purchase Agreement 3157 (Purchase Agreement), dated November 7, 2006, between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER Aircraft (the Aircraft)

Dear Mr. Burkhart:

Per reference A) Letter, Boeing has advised Customer of a “Notice of Excusable Delay”, for the subject Aircraft and that the revised delivery month for the subject Aircraft will be October 2010. [ * ]

If you have any questions, please contact me at your earliest convenience.

Sincerely,

/s/ RICHARD R. OCHS

THE BOEING COMPANY

Richard R. Ochs

Regional Director

Aircraft Contracts

Boeing Commercial Airplane

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

January 9, 2009

6-11 62-RRO-1071

Federal Express Corporation

2955 Republican Drive

Memphis, TN 38118

Attention:	Mr. Kevin Burkhart Managing Director — Aircraft Acquisitions & Sales

Subject:	Dollar-Day Total (Aircraft # 7 and # 8)

Reference:

A)   Letter Agreements 6-1162-RRO-1058 and 6-1162-RRO-1061 between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Revised Payment Schedule for certain Boeing Model 777-FREIGHTER Aircraft

B)   Letter Agreement 6-1162-RRO-1069 “Delivery Notice and Excusable Delay” between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Revised Payment Schedule for certain Boeing Model 777-FREIGHTER Aircraft

C)   Supplemental Agreement No. 3 to Purchase Agreement 3157, dated November 7, 2006, between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER Aircraft (the Aircraft)

Dear Mr. Burkhart:

As advised in the reference B) Letter Agreement, five (5) Aircraft have been subject to “Excusable Delay” as a result of the recent Boeing IAM Strike. Boeing and Customer agree that only three (3) of the Aircraft [ * ] affected by this “Excusable Delay” have been accounted for in the dollar-day totals in the referenced A) Letter Agreements.

Thus, Boeing acknowledges that the dollar-day total for the other two (2) Aircraft [ * ] as a result of the recent IAM Strike, and not previously accounted for, is $[ * ].

If you have any questions, please contact me at your earliest convenience.

Sincerely,

/s/ RICHARD R. OCHS

THE BOEING COMPANY

Richard R. Ochs

Regional Director

Aircraft Contracts

Boeing Commercial Airplane

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

January 9, 2009

6-1162-RRO-1073 R1

Federal Express Corporation

2955 Republican Drive

Memphis, TN 38118

Attention:	Mr. Kevin Burkhart Managing Director — Aircraft Acquisitions & Sales

Subject:	Dollar-Day Total [Aircraft MSNs 37730 (#10) and 37731 (#11)]

Reference:	Supplemental Agreement No. 4 to Purchase Agreement 3157, dated November 7, 2006, between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER Aircraft (the Aircraft)

This Letter supersedes and cancels Letter 6-1162-RRO-1073 dated January 9, 2009. For your convenience, all changes have been bolded.

Dear Mr. Burkhart:

As a result of Supplemental Agreement No. 4 the scheduled delivery months for the two (2) subject Aircraft have moved from [ * ] to [ * ] and from [ * ] to [ * ], respectively, which results in Customer having pre-paid advance payments for the subject Aircraft in the amount of $[ * ]. Such amount will be retained by Boeing and will continue to be treated under the Purchase Agreement as advance payments, except that Boeing will apply such amount, in whole or in part, to future advance payment(s) by Customer becoming due under the Purchase Agreement subsequent to the date of Supplemental Agreement No. 4, as directed by Customer.

If you have any questions, please contact me at your earliest convenience.

Sincerely,

/s/ RICHARD R. OCHS

THE BOEING COMPANY

Richard R. Ochs

Regional Director

Aircraft Contracts

Boeing Commercial Airplane

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

[FedEx letterhead]

January 12, 2009

VIA FACSIMILE (425) 237-1706

Boeing Commercial Airplanes

1901 Oakesdale Avenue S.W.

Seattle, Washington 98055

U.S.A.

Attention:	Lyn A. Johnson, Vice President — Contracts
Mail Code 21-34

Re:	Supplemental Agreement No. 4 to Purchase Agreement No. 3157 between The Boeing Company and Federal Express Corporation Relating to Boeing Model 777-FREIGHTER Aircraft (“Supplemental Agreement”)

Dear Mr. Johnson:

Pursuant to Paragraph 14 of the Supplemental Agreement, Federal Express Corporation hereby confirms to The Boeing Company that it received approval on January 12, 2009, from the board of directors of its parent company, FedEx Corporation, for the transactions contemplated in the Supplemental Agreement. Accordingly, the Supplemental Agreement shall be deemed effective as of January 12, 2009.

Please do not hesitate to contact me should you have any questions.

Very truly yours, FEDERAL EXPRESS CORPORATION

/s/ WILLIAM S. MORRIS
William S. Morris
Senior Attorney

cc:	Kevin Schemm, VP of Americas Sales, The Boeing Company
Richard R. Ochs, Regional Director, The Boeing Company
Paul Righi, Sales Director, The Boeing Company
Cary S. Blancett, VP Business Transactions, FedEx Express
Phillip C. Blum, VP Aircraft Acquisitions/SAO, FedEx Express
Kevin A. Burkhart, Managing Director A/C Acq. & Sales, FedEx Express

Omitted Attachments

Certain attachments to this exhibit regarding delivery and pricing of certain B777F aircraft manufactured by The Boeing Company for FedEx have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of these attachments to the Securities and Exchange Commission or its staff upon request.